AMENDMENT NO. 5

                  AMENDMENT NO. 5, dated as of December 1, 1995, between WESTWOOD ONE, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "COMPANY"), each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "SUBSIDIARY GUARANTOR" and, collectively, the "SUBSIDIARY GUARANTORS"); each of the Banks party to the Credit Agreement referred to below; BANK OF MONTREAL and THE FIRST NATIONAL BANK OF BOSTON, as Co-Agents for said Banks (individually, a "CO-AGENT" and, collectively, the "CO-AGENTS"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as agent for said Banks (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

                  The Company, the Subsidiary Guarantors, the lenders party thereto (individually, a "BANK" and, collectively, the "BANKS"), the Co-Agents and the Administrative Agent are parties to a Credit Agreement dated as of February 1, 1994 (as heretofore amended, the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $125,000,000. The Company, the Subsidiary Guarantors and the Banks wish to amend the Credit Agreement in certain respects, and, accordingly, the parties hereto hereby agree as follows:

                   1. DEFINITIONS. Except as otherwise defined in this Amendment No. 5, terms defined in the Credit Agreement are used herein as defined therein.

                   2. AMENDMENTS. Upon the execution and delivery hereof by the Company, each of the Subsidiary Guarantors and the Majority Banks, but effective as of January 1, 1996, the Credit Agreement shall be amended as set forth in paragraph E below. The Credit Agreement shall be amended as set forth in paragraphs B, C, D and F below upon execution and delivery hereof by the Company, each of the Subsidiary Guarantors and each of the Banks and satisfaction of the following conditions precedent:

                                Amendment No. 5
                                ---------------
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                                       2


                        (i) The Term Loans, together with all accrued and unpaid interest thereon and any amounts payable pursuant to Section 5.05 of the Credit Agreement, shall have been paid in full.

                       (ii) The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Company certifying that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of the Company authorizing the execution, delivery and performance of this Amendment No. 5 and the Credit Agreement as amended hereby.

                      (iii) The Administrative Agent shall have received, for the account of each Bank, a duly executed Revolving Credit Note meeting the requirements of this Agreement and reflecting the Revolving Credit Commitments as amended hereby. The Administrative Agent shall promptly deliver such Revolving Credit Notes to the Banks, and, promptly following their receipt thereof, the Banks shall deliver to the Company their existing Revolving Credit Notes, marked "superseded".

                   A. GENERAL. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                   B. CERTAIN DEFINED TERMS. (i) Section 1.01 of the Credit Agreement shall be amended by changing the definitions of the terms "Commitment Termination Date", "Quarterly Dates", "Revolving Credit Banks: and "Revolving Credit Commitments" to read in their entireties as follows:

                           "`COMMITMENT   TERMINATION   DATE'   shall  mean  the
                  Quarterly Date falling on or nearest to June 30, 2002.

                           `QUARTERLY DATES` shall mean the last Business Day of
                  March, June, September and December in each year, the first of which shall be December 31, 1995.

                                Amendment No. 5
                                ---------------
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                                       3


                           `REVOLVING  CREDIT  BANKS' shall mean (a) on the date
                  of Amendment No. 5 to this Agreement, the Banks having Revolving Credit Commitments as specified on Schedule I hereto under the heading "Revolving Credit Commitments" and (b) thereafter, the Banks from time to time holding Revolving Credit Loans and, if any Revolving Credit Commitments are then in effect, Revolving Credit Commitments (after giving effect to any assignments thereof pursuant to Section 12.06(a) hereof).

                           `REVOLVING  CREDIT   COMMITMENTS'  shall  mean,  with
                  respect to each Revolving Credit Bank, the obligation of such Bank to make Revolving Credit Loans in an aggregate principal amount at any one time outstanding up to, but not exceeding
                  (a) in the case of a Revolving Credit Bank that is a party to this Agreement as of the date of Amendment No. 5 to this Agreement, the amount set forth opposite the name of such Bank on Schedule I hereto under the heading "Revolving Credit Commitments" and (b) in the case of any other Revolving Credit Bank, the aggregate amount of the Revolving Credit Commitments of other Revolving Credit Banks acquired by it pursuant to
                  Section 12.06(a) hereof (in each case, as the same may be reduced from time to time pursuant to Section 2.03 hereof or increased or reduced from time to time pursuant to said
                  Section 12.06(a))."

          (ii) Section 1.01 of the Credit Agreement shall be amended by changing paragraphs (a) and (b) of the definition of "Applicable Margin" to read in their entireties as follows:

                           "(a) with  respect to Base Rate  Loans,  1.50% at all
                  times when the Total Debt Ratio is greater then 5.00 to 1, 1.00% at all times when the Total Debt Ratio is greater than
                  4.00 to 1 and less than or equal to 5.00 to 1, 0.50% at all times when the Total Debt Ratio is greater than 3.50 to 1 and less than or equal to 4.00 to 1 and 0% at all times when the Total Debt Ratio is less than or equal to 3.50 to 1; and

                           (b) with respect to  Eurodollar  Loans,  2.50% at all
                  times when the Total Debt Ratio is greater than 5.00 to 1, 2.00% at all times when the Total Debt Ratio is greater than


                                Amendment No. 5
                                ---------------
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                                       4


                  4.00 to 1 and less than or equal to 5.00 to 1, 1.50% at all times when the Total Debt Ratio is greater than 3.50 to 1 and less than or equal to 4.00 to 1 and 1.00% at all times when the Total Debt Ratio is less than or equal to 3.50 to 1."

                   C. MANDATORY REVOLVING CREDIT COMMITMENT REDUCTIONS. Section 2.03(b)(iii) of the Credit Agreement shall be amended by adding the following new sentence at the end thereof:

                  "In addition, the Revolving Credit Commitments shall be reduced on each Quarterly Date occurring in each calendar year set forth below by one-fourth (or, in the case of 2002, one-half) of the amount set forth opposite such year below (with each such reduction being applied ratably to the Revolving Credit Commitments of the Banks according to the amounts of their respective Revolving Credit Commitments):

                                          Year                      Amount
                                          ----                      ------

                                           1996           $        15,000,000
                                           1997                    15,000,000
                                           1998                    17,500,000
                                           1999                    17,500,000
                                           2000                    17,500,000
                                           2001                    15,000,000
                                           2002                    12,500,000."

                   D. MANDATORY PREPAYMENTS. Section 3.04(d) of the Credit Agreement shall be amended by deleting said Section in its entirety.

                   E.  RESTRICTED  PAYMENTS.   Section  8.09(h)  of  the  Credit
Agreement shall be amended to read in its entirety as follows:

                                Amendment No. 5
                                ---------------
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                                       5


                           "(h) payments made by the Company on or subsequent to
                  January 1, 1995 in respect of Restricted Payments of a type described in clauses (a) and (b) of the definition of such term in an aggregate amount not exceeding the sum of (x) $40,000,000 plus (y) the aggregate amount of net cash proceeds received by the Company subsequent to January 1, 1995 from Equity Issuances ("net cash proceeds" being deemed to mean, with respect to any Equity Issuance, the aggregate amount of cash received by the Company in respect thereof net of expenses incurred by the Company in connection therewith), PROVIDED that both before and after giving effect to each such Restricted Payment no Default shall have occurred and be continuing."

                   F. SCHEDULE I. Schedule I to this Credit Agreement shall be amended to read in its entirety as set forth on Schedule I to this Amendment No. 5.

                   3.  REPRESENTATIONS  AND  WARRANTIES.  The  Company  and  the
Subsidiary Guarantors represent and warrant to the Banks that the representations and warranties set forth in Section 7 of the Credit Agreement are true and complete on the date hereof as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specified date) and as if each reference in said
Section 7 to "this Agreement" included a reference to this Amendment No. 5.

                   4. MISCELLANEOUS. Except as herein provided, the Credit agreement shall remain unchanged and in full force and effect. This Amendment No. 5 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this Amendment No. 5 by signing any such counterpart. This Amendment No. 5 shall be governed by, and construed in accordance with, the law of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed and delivered as of the day and year first above written.

                                Amendment No. 5
                                ---------------
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                                       6


                               WESTWOOD ONE, INC.

                               By /s/FARID SULEMAN
                                  -----------------------------
                                 Title: CHIEF FINANCIAL OFFICER

                               SUBSIDIARY GUARANTORS

                               WESTWOOD ONE RADIO, INC.
                               MUTUAL BROADCASTING SYSTEM, INC.
                               WESTWOOD NATIONAL RADIO CORPORATION
                               WESTWOOD ONE SATELLITE SYSTEMS, INC.
                               WESTWOOD ONE STATIONS-NYC, INC.
                               WESTWOOD ONE STATIONS GROUP, INC.
                               NATIONAL RADIO NETWORK, INC,
                               THE SOURCE, INC.
                               TALKNET, INC.
                               KM RECORDS, INC.
                               WESTWOOD ONE STATIONS-LA, INC.
                               UNISTAR RADIO NETWORKS, INC.

                               By /s/ FARID SULEMAN
                                  -----------------------------
                                 Title: CHIEF FINANCIAL OFFICER

                               BANKS

                               THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION),
                                    as a Bank and as Administrative Agent

                               By /s/ JOHN P. WHITE
                                  ---------------------------
                                 Title: VICE PRESIDENT

                               THE FIRST NATIONAL BANK OF BOSTON, as a Bank
                                    and a Co-Agent

                               By /s/ LISA C. GALLAGHER
                                  ---------------------------
                                 Title: MANAGING DIRECTOR





                                Amendment No. 5
                                ---------------
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                                       7


                               BANK OF MONTREAL, as a Bank and a Co-Agent

                               By /s/ YVONNE BOS
                                  ------------------------
                                 Title: MANAGING DIRECTOR

                               CIBC INC.

                               By /s/ HAROLD BIRK
                                  ------------------------
                                 Title: VICE PRESIDENT

                               BANK OF AMERICA ILLINOIS

                               By /s/ CARL F. SALAS
                                  -----------------------
                                 Title: VICE PRESIDENT

                               SOCIETY NATIONAL BANK

                               By /s/ PAUL S. NESTVOLD
                                  ------------------------------
                                 Title: ASSISTANT VICE PRESIDENT

                                Amendment No. 5
                                ---------------
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                                       8


                                   SCHEDULE I
                                   ----------

                                   Commitments
                                   -----------

                                             Term                   Revolving
             Name of Bank                Loan Commitment       Credit Commitment
             ------------                ---------------       -----------------

The Chase Manhattan Bank ...............     0                   $ 26,705,617.98
Bank of Montreal .......................     0                   $ 21,500,000.00
The First National Bank of Boston ......     0                   $ 21,500,000.00
CIBC Inc. ..............................     0                   $ 17,200,000.00
Bank of America Illinois ...............     0                   $  8,600,000.00
Society National Bank ..................     0                   $ 14,494,382.02
                                                                 ---------------
                                                                 $110,000,000.00
                                                                 ===============

                                Amendment No. 5
                                ---------------